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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  -------------


                                  F O R M 8 - K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     February 26, 2001
                                                 -------------------------------

                         Accident Prevention Plus, Inc.
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               (Exact name of Registrant as Specified in Charter)


              Nevada                  00-26257                   11-3461611
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(State or Other Jurisdiction        (Commission)                (IRS Employer
       of Incorporation)            File Number)             Identification No.)


325 Wireless Boulevard, Hauppauge, New York                        11788
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  (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code    (631) 360-0600
                                                   -----------------------------



                                      N/A
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          (Former name or former address, if changed since last report)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a)  Previous independent accountants.

     (i) On February 26, 2001, Massella, Tomaro & Co., LLP was dismissed as the Registrant's independent auditors.

     (ii) The reports of Massella, Tomaro & Co., LLP on the financial statements for December 31, 1999 and 1998 (the two most recent audited fiscal years) contained no adverse opinion or disclaimer of opinion. The report of Massella, Tomaro & Co., LLP for the year ended December 31, 1999 contains an explanatory paragraph with respect to the Company's ability to continue as a going concern as mentioned in Note 2 of the notes to the financial statements.

    (iii) The Registrant's Board of Directors participated in and approved the decision to hire new independent accountants.

     (iv) In connection with its audits for December 31, 1999 and 1998 (the two most recent audited fiscal years) and subsequent interim periods through February 26, 2001, there have been no disagreements with Massella, Tomaro & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Massella, Tomaro & Co., LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     (v) During December 31, 1999 and 1998 (the two most recent audited fiscal years) and subsequent interim periods through February 26, 2001, there have been no reportable events as defined in Regulation S-K Item 304
          (a)(l)(v).

     (b)  New independent accountants.


          The Registrant has elected Goldstein Golub Kessler LLP as its new independent accountants as of February 26, 2001. During the two most recent fiscal years and through February 26, 2001, the Registrant has not consulted with Goldstein Golub Kessler LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Goldstein Golub Kessler LLP concluded was an


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          important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

     (c) The Registrant has furnished Massella, Tomaro & Co., LLP with a copy of the disclosure made herein and has requested that Massella, Tomaro & Co., LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated February 28, 2001, is filed as Exhibit 16.1 to this Form 8-K.







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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Exhibits

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

16.1 Letter from Massella, Tomaro & Co., LLP, former independent auditors, regarding its concurrence or disagreement with the statements in this report.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ACCIDENT PREVENTION PLUS, INC.


Date: March 1, 2001                       By: /s/ Steven H. Wahrman
                                             -----------------------------------
                                              Steven H. Wahrman
                                              President


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